Acquisition Of IPA Europe/BioStrand	12 Months Ended
Apr. 30, 2022
IPA Europe
Disclosure Of Business Combinations [Line Items]
ACQUISITION OF IPA EUROPE/BIOSTRAND
6.	ACQUISITION OF IPA EUROPE
On April 5, 2018, the Company acquired all of the issued and outstanding shares of IPA Europe B.V. for an aggregate purchase price of €
7.0 million on terms as follows:

•	€2.5 million (CAD$4.0 million) was paid in cash on closing;

•	1,320,080 common shares of the Company were issued on closing; and

•	€2.0 million in deferred payments over a three-year period. The deferred payments are made in three equal installments of cash and equity totaling €0.7 million.
The deferred payments of €2.0 million over a three-year period was fair valued on the date of acquisition using a discounted cash flow model. A discount rate of 14.0% was used. The changes in value of the deferred payments during the year ended April 30, 2022 and 2021 are as follows:

(in thousands)	$
Balance, April 30, 2020	1,894
Accretion expense	133
Repayment	(1,540)
Foreign exchange	11

Balance, April 30, 2021	498
Repayment	(503)
Foreign exchange	5

Balance, April 30, 2022	—

BioStrand B.V.
Disclosure Of Business Combinations [Line Items]
ACQUISITION OF IPA EUROPE/BIOSTRAND
7.	ACQUISITION OF BIOSTRAND
On April 13, 2022, the Company acquired all the issued and outstanding shares of BioStrand on terms as follows:

•	€2.7 million (CAD $3.7 million) was paid in cash on closing;

•	4,077,774 common shares of the Company were issued on closing;

•	Deferred cash payment of € 0.5 million (CAD $0.7 million) to be paid 90 days subsequent to closing; and

•	Deferred cash payment of € 0.5 million (CAD $0.6 million) to be paid over the next 3 years.
BioStrand focuses on technology in the field of bioinformatics and biotechnology related to the identification of characteristic biological sequences in proteins, RNA and DNA, and their different information layers, the development of a knowledgebase containing these characteristic biological sequences and information layers, and the use of this database to process biological sequences and compare processed biological sequences. The acquisition provides the Company with advanced omics capabilities to enhance its antibody discovery processes and offer multi-omics data analysis to its clients.
The transaction was accounted for as a business combination, as the operations of BioStrand meet the definition of a business. As the transaction was accounted for as a business combination, legal and consulting costs of $0.7 million and $0.1 million, respectively, were expensed during the year ended April 30, 2022. The goodwill resulting from the allocation of the purchase price to the total fair value of net assets will represent the sales growth potential and assembled workforce of BioStrand.
The fair value of the consideration transferred has been determined on a preliminary basis. The fair value of the consideration transferred will be finalized after adjustments for working capital have been agreed upon by the Company and the selling party pursuant to the share purchase agreement. The consideration has been allocated to the assets acquired and liabilities assumed on a preliminary basis based on their estimated fair values at the date of acquisition.
The assets acquired include intellectual property, requiring a complex fair value analysis using multiple valuation techniques. Due to the timing of the transaction and the nature of the acquired assets of this development-stage entity, the Company will require additional information to allocate the fair values to the net assets acquired, particularly to the intangible assets and goodwill acquired. Due to the proximity of the acquisition date to the balance sheet date of April 30, 2022, the initial accounting and the third-party valuation of these assets is incomplete. The Company, with the support of its third-party valuation specialist, is currently in the process of completing the assessment of valuation inputs and assumptions.

The Company has allocated the purchase price on a preliminary basis as follows:

(in thousands)	$
Cash	5,054
Common shares of the Company	29,126

Fair value of consideration	34,180

Cash	36
Amounts receivable	80
Unbilled revenue	8
Equipment	24
Intangible assets (not deductible for tax purposes)	28,459
Proprietary processes (not deductible for tax purposes)	391
Goodwill (not deductible for tax purposes)	12,727
Accounts payable and accrued liabilities assumed	(342)
Deferred revenue	9

Deferred income tax liability	(7,212)

34,180

The intangible assets are primarily comprised of acquired technology assets that are expected to have a useful life of 15 years. Amortization on the intangible assets was not recorded during the year ended April 30, 2022 due to immateriality.

The fair value of the 4,077,774 common shares issued ($29.1 million) was determined based on the Canadian dollar equivalent of the consideration required of €21.3 million pursuant to the share purchase agreement using the stock price on the date of the acquisition.
The common shares are subject to an escrow agreement, and will be released to the vendors on the following schedule: 15% one year after closing, 20% two years after closing, and 65% three years after closing.

The operating results for BioStrand have been recognized in the consolidated statement of comprehensive loss beginning on April 13, 2022, the effective date of control. During the year ended April 30, 2022, the Company recorded a net loss of $0.2 million related to BioStrand.

The

deferred cash payments of €
1.0
 million was fair valued on a preliminary basis on the date of acquisition using a discounted cash flow model.
The changes in the value of the subsequent payments during the year ended April 30, 2022 are as follows:

(in thousands)	$
Balance, April 30, 2021	—
Amount at date of acquisition	1,317
Foreign exchange	(12)

Balance, April 30, 2022	1,305
Less: Current portion	(808)
Non-current portion	497

The share purchase agreement related to the acquisition of BioStrand includes contingent earnout payments (see Note 19).